FLEXSHARES® TRUST

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

SUPPLEMENT DATED MARCH 25, 2021 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2021

1. Brandon P. Ferguson is no longer a portfolio manager of the FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund. Daniel J. Personette and Michael R. Chico will continue to serve as portfolio managers of the FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund.

2. The paragraph under the section entitled “Management” is replaced with the following:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Daniel J. Personette and Michael R. Chico, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since its inception.

Please retain this Supplement with your Summary Prospectus for future reference.